Exhibit 99.1

TAILORED BUSINESS SYSTEMS, INC.

FINANCIAL STATEMENTS

OCTOBER 31, 2003 AND 2002

TABLE OF CONTENTS

Page
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INDEPENDENT AUDITOR'S REPORT	2

FINANCIAL STATEMENTS

Balance Sheets	3
Statements of Income	5
Statements of Changes in Stockholders' Equity	6
Statements of Cash Flows	7
Notes to Financial Statements	8

DABBS, HICKMAN, HILL & CANNON, LLP

Certified Public Accountants

Statesboro, Georgia 30458

INDEPENDENT AUDITOR'S REPORT

Tailored Business Systems, Inc.

Statesboro, Georgia

We have audited the accompanying balance sheets of Tailored Business Systems, Inc. as of October 31, 2003 and 2002, and the related statements of income, changes in stockholders' equity, and cash flows for the years ended October 31, 2003 and 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tailored Business Systems, Inc. as of October 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Dabbs, Hickman, Hill & Cannon, LLP

January 21, 2004

TAILORED BUSINESS SYSTEMS, INC.
BALANCE SHEETS
OCTOBER 31, 2003 AND 2002

A S S E T S
	2003	2002
	----------------	---------------
CURRENT ASSETS
Cash	$ 134,003	$ 39,765
Accounts receivables	314,362	413,056
Inventory	18,102	14,270
Advances to employees	5,887	11,978
Miscellaneous receivables	50,000	50,559
Tax receivables	489	755
	----------------	----------------
Total current assets	522,843	530,383

PROPERTY AND EQUIPMENT, AT COST
Furniture and fixtures	439,936	391,671
Automobiles	118,611	117,028
	----------------	----------------
	558,547	508,699
Less accumulated depreciation	278,802	288,287
	----------------	----------------
Net property and equipment	279,745	220,412
	----------------	----------------

OTHER ASSETS
Cash surrender value of officers life insurance	36,672	32,223
	----------------	----------------
Total other assets	36,672	32,223
	----------------	----------------

	$ 839,260	$ 783,018
	==========	==========

L I A B I L I T I E S A N D
S T O C K H O L D E R S' E Q U I T Y
	2003	2002
	--------------	--------------
CURRENT LIABILITIES
Accounts payable	$ 8,984	$ 38,506
Deferred revenue	181,658	150,000
Form deposits on hand	137,199	137,403
Salary and bonus payable	363,000	346,500
Retirement plan payables	128,995	66,202
Income tax payables	182	377
Other liabilities	5,122	979
Notes payable - current portion	10,139	3,281
	--------------	--------------
Total current liabilities	835,279	743,248
	--------------	--------------
LONG-TERM LIABILITIES
Deferred income tax	16,388	13,824
Notes payable, less current portion	6,695	16,791
	--------------	--------------
Total long-term liabilities	23,083	30,615
	--------------	--------------

Total liabilities	858,362	773,863
	--------------	--------------

STOCKHOLDERS' EQUITY
Common stock, $50 par value; authorized
1000 shares; issued 40 shares; 20 shares outstanding	2,000	2,000
Treasury stock, 10 shares in 1989; 10 shares in 1995; at cost	(82,497)	(82,497)
Retained earnings	61,395	89,652
	--------------	--------------
Total stockholders' equity	(19,102)	9,155
	--------------	--------------

	$ 839,260	$ 783,018
	==========	==========

The Notes to Financial Statements are an integral part of this statement.

TAILORED BUSINESS SYSTEMS, INC.
STATEMENTS OF INCOME
YEARS ENDED OCTOBER 31, 2003 AND 2002

	2003	2002
	---------------	---------------

NET SALES	$ 3,324,059	$ 3,047,851

COST OF SALES	1,395,520	1,185,709
	---------------	---------------

GROSS PROFIT	1,928,539	1,862,142
	---------------	---------------

EXPENSES
Personnel services expenses	1,564,248	1,455,038
Operating expenses	389,222	356,357
	---------------
Total expenses	1,953,470	1,811,395
	---------------	---------------

INCOME (LOSS) FROM OPERATIONS	(24,931)	50,747

LOSS ON DISPOSAL OF ASSETS	-	(12,800)
	---------------	---------------

INCOME (LOSS) BEFORE INCOME TAX	(24,931)	37,947

INCOME TAX	3,326	3,641
	---------------	---------------

NET INCOME (LOSS)	$ (28,257)	$ 34,306
	==========	==========

The Notes to Financial Statements are an integral part of this statement.

TAILORED BUSINESS SYSTEMS, INC.
STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
YEARS ENDED OCTOBER 31, 2003 AND 2002

	Common	Treasury	Retained
	Stock	Stock	Earnings	Total
	-----------	---------------	-------------	-------------
BALANCE, NOVEMBER 1, 2001	$ 2,000	$ (82,497)	$ 55,346	$ (25,151)

NET INCOME	-	-	34,306	34,306
	-----------	---------------	-------------	-------------
BALANCE, OCTOBER 31, 2002	2,000	(82,497)	89,652	9,155

NET LOSS	-	-	(28,257)	(28,257)
	-----------	---------------	-------------	-------------
BALANCE, OCTOBER 31, 2003	$ 2,000	$ (82,497)	$ 61,395	$ (19,102)
	=======	==========	=========	=========

        The Notes to Financial Statements are an integral part of this statement.

TAILORED BUSINESS SYSTEMS, INC.
STATEMENTS OF CASH FLOWS
YEARS ENDED OCTOBER 31, 2003 AND 2002

	2003	2002
	---------------	---------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$ (28,257)	$ 34,306
Adjustments to reconcile income to net cash provided by
operating activities:
Depreciation	77,213	72,048
Loss on disposal of assets	-	12,800
(Increase) decrease in operating assets:
Accounts receivables	98,694	(77,185)
Inventory	(3,832)	10,363
Advances to employees	6,091	4,387
Taxes receivable	266	586
Miscellaneous receivables	-	(49,572)
Cash values of life insurance	(4,449)	(4,223)
Other	560	(2,933)
Increase (decrease) in operating liabilities:
Accounts payable	(29,522)	3,565
Deferred revenue	31,658	30,000
Deferred taxes	2,564	2,323
Form deposits on hand	(204)	(20,438)
Salary and bonus payable	16,500	38,996
Income tax payable	(195)	377
Retirement plan payables	62,793	(5,958)
Other liabilities	4,143	(2,263)
	---------------	---------------
Net cash provided by operating activities	234,023	47,179
	---------------	---------------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(136,546)	(10,822)
	---------------	---------------
Net cash used by investing activities	(136,546)	(10,822)
	---------------	---------------

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from notes payable	13,473	-
Payments on notes payable	(16,712)	(158,499)
	---------------	---------------
Net cash used by financing activities	(3,239)	(158,499)
	---------------	---------------

NET INCREASE (DECREASE) IN CASH AND
EQUIVALENTS	94,238	(122,142)

CASH, BEGINNING OF YEAR	39,765	161,907
	---------------	---------------

CASH, END OF YEAR	$ 134,003	$ 39,765
	==========	==========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
INFORMATION
Interest paid	$ 4,021	$ 9,714
	==========	==========

Income taxes paid	$ 994	$ 1,696
	==========	==========

        The Notes to Financial Statements are an integral part of this statement.

TAILORED BUSINESS SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2003 AND 2002

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Nature of operations

Tailored Business Systems, Inc. (The Company) provides various programming, processing and printing services to governmental entities, including installing software, hardware, printing and mailing of property tax forms.

The Company employs 17 full-time and 2 part-time employees.

Management used estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles.  Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.  Actual results could vary from the estimates that were used.

Inventory

Inventory consists primarily of supplies, forms and envelopes and is stated at the lower of cost (using first-in, first-out method) or market.

Depreciation

The accounting policy relative to the carrying value of property and equipment is indicated in the caption on the balance sheet.  Information as to the methods for computing depreciation is included in Note 2.

Cash and cash equivalents

For the purposes of the statement of cash flows, the Company considers all highly liquid debt instruments with a maturity of three months or less to be cash equivalents.

Advertising costs

Advertising costs are expensed as incurred.

Warranty costs

The Company offers a one year and a 90-day warranty period for customers after installation for certain services.  Management has determined that warranty claims are not material to the financial statements as of October 31, 2003.

Deferred income taxes

Deferred income taxes are provided for timing differences in reporting income for financial statement and tax purposes related primarily to differences in the methods of accounting for depreciation.

Form deposits on hand

Form deposits on hand represent amounts prepaid by customers for forms to be delivered by the Company in the next operating period.

TAILORED BUSINESS SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue recognition

Revenue is recognized on annual maintenance contracts monthly.  Revenue earned on other services provided are recognized at the time the service is performed.

NOTE 2 - PROPERTY AND EQUIPMENT, NET

Depreciation is computed on the straight-line and declining balance methods with one-half year's depreciation taken in the year of acquisition and no depreciation taken in the year of disposal.  Estimated useful lives of assets are as follows:

Description	Life	2003	2002
-----------------------	---------------	-----------------	---------------
Furniture and fixtures	3 to 15 Years	$ 439,936	$ 391,671
Automobiles	3 to 6 Years	118,611	117,028
		-----------------	---------------
		$ 558,547	$ 508,699

		===========	===========

Charges to operations for the years ended October 31, 2003 and 2002 for depreciation of property and equipment totaled $77,213 and $72,048, respectively.

NOTE 3 - ACCOUNTS RECEIVABLE

All accounts were reviewed by management for the determination of uncollectible accounts.  It is the Company's opinion that all accounts are considered collectible.  The credit balances included in the accounts receivable are due to customers paying invoices twice, with the credit to be applied toward the next year's services.   For income tax purposes, the Company uses the specific write-off method for bad debts.

NOTE 4 - NOTES PAYABLE

At October 31, 2003 and 2002, notes payable consisted of the following:

	2003	2002
	--------------	--------------
Note payable to BB&T, payable in monthly installments
of $451, including interest at 9.25%, through
December 2003, collateralized by a vehicle	$ 885	$ 5,948
Note payable to Fidelity National Bank, payable in monthly
installments of $491, including interest at 7.5%, through
March 2004, collateralized by a vehicle	1,943	7,468
Note payable to Southeast Toyota, payable in monthly
installments of $550, including interest at 5.4%, through
November 2005, collateralized by a vehicle	13,473	-
Note payable to Wachovia, payable in monthly
installments of $536, including interest at 7.8%, through
January 2004, collateralized by a vehicle	533	6,656
	--------------	--------------
Total notes payable	16,834	20,072
Less current portion	10,139	3,281
	--------------	--------------
Long-term portion	$ 6,695	$ 16,791

	=========	=========

TAILORED BUSINESS SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 4 - NOTES PAYABLE (Continued)

Maturities of notes payable at October 31, 2003 are as follows:

October, 2004	$ 10,139
October, 2005	6,357
October, 2006	338
----------------

$ 16,834

===========

NOTE 5 - INCOME TAX PROVISION

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus the changes in deferred taxes related primarily to differences between the book and tax depreciation of fixed assets.  The deferred taxes represent the future tax return consequences of those differences, which will either be taxable when the assets or liabilities are recovered or settled.

The provision for income taxes for the year ended October 31, 2003 consisted of the following:

	2003	2002
	--------------	--------------
Current:
Federal	$ 455	$ 941
State	307	377
	--------------	--------------
Total current	762	1,318
	--------------	--------------

Deferred:
Federal	1,832	1,659
State	732	664
	--------------	--------------
Total deferred	2,564	2,323
	--------------	--------------

Provision for income taxes	$ 3,326	$ 3,641
	=========	=========

The following tabulation reconciles the federal and state statutory tax rate to the Company's effective rate:

	2003	2002
	------------	-------------
Federal statutory rate	-15.0%	15.0%
State tax rate net of federal effect	-5.1%	5.1%
Other	33.4%	-10.5%
	-------------	-------------
Effective rate	13.3%	9.6%
	========	========

TAILORED BUSINESS SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 6 - RELATED PARTY TRANSACTIONS

The Company has a related party operating lease with Perimeter Center Partners for the rental of the land and building that are occupied by the Company.   The lease is a two-year term with automatic annual renewals, with payments consisting of $4,000 per month.  See the future minimum rental payments for the next two years with Note 7.

NOTE 7 - OPERATING LEASES

The Company has entered into two 2-year term operating leases with IBM.  The leases cover certain equipment and maintenance of the equipment.  The payment amounts are $1,303 and $1,096 per month.  It is customary for businesses to renew or replace operating leases in the ordinary course of business.

October, 2004	$ 76,785
October, 2005	15,633
-------------
$ 92,418
========

NOTE 8 - CONCENTRATION OF CREDIT RISK

Forms that have been ordered, but are not expected to be used in the next month, are stored at an offsite location held by Wallace and Mail-Well Envelope.  The Company retains the liability for these forms.  As of October 31, 2003 and 2002, the estimated cost of this offsite inventory was $8,101 and $31,610, respectively.

The Company's services are technologically sensitive. Due to the continuing advancements in computer hardware and software, there is a perpetual need to update due to obsolescence.  The Company employs programmers who consistently receive training in order to meet the customers' needs.

NOTE 9 - LINE OF CREDIT

The Company has a line of credit with BB&T that originated on December 6, 2001, with annual renewal.  The current agreement matures January 24, 2004.  The bank has agreed to pay all checks drawn on the Company's checking account to a limit of $150,000.  The interest paid on this overdraft is the prime rate with a maximum rate of 8.5 percent.  The collateral for this agreement as of October 31, 2003 is as follows:

           (1)               Accounts receivable

           (2)               Equipment

           (3)               Inventory

As of October 31, 2003 and 2002, the balance on the line of credit was zero.  The Company intends to allow this line of credit to lapse upon maturity.

TAILORED BUSINESS SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 10 - DEFERRED REVENUE

The Company maintains annual software support agreements with their customers with renewal and payments occurring throughout the year, resulting in revenue received for services not yet rendered.  An accrual was calculated for the years ended October 31, 2003 and 2002 of $181,658 and $150,000, respectively.

NOTE 11 - BUY/SELL STOCKHOLDERS' AGREEMENT

The owners of the Company have a stockholders' agreement that contains a buy/sell option.  The option states "that no shareholder, without the written consent of the other, shall sell, assign, transfer, pledge, encumber, or in any other way dispose of any or all of the shares of the Corporation that may now or hereafter be held or owned by him, unless he shall first offer to sell, or transfer such shares of stock to the other Shareholder upon the same terms and conditions offered by a bona fide prospective lender or purchaser."

NOTE 12 - LICENSING AGREEMENTS

The Company retains licensing rights to software provided by Seagull.  The rights are not exclusive; however, the Company may install this software for all of its customers.

NOTE 13 - RETIREMENT PLAN

The Company offers a 401(k) profit-sharing plan for all employees.  The plan allows for a 50 percent match with a 2 percent maximum.  One year of service is required to participate in the plan, with a graded vesting schedule of one year - 0 percent, two years - 20 percent, three years - 40 percent, four years - 60 percent, five years - 80 percent, six or more years - 100 percent.  The Company makes a matching contribution of approximately 7 percent each year.  For the years ending October 31, 2003 and 2002, payments were $147,529 and $83,903, respectively.

NOTE 14 - MISCELLANEOUS RECEIVABLE

The Company had a $50,000 receivable as of October 31, 2003 and 2002.  This receivable represents monies to be recovered due to employee theft that occurred mostly during the fiscal year ending October 31, 2002.  The amount was collected after October 31, 2003.

NOTE 15 - SUBSEQUENT EVENTS

The stockholders of the Company have entered negotiations for the sale of their stock.  The sale should be completed in the first quarter of 2004.  Potential liabilities have been evaluated as to the effect on these financial statements through correspondence with the Company's attorneys.

As of December 31, 2003, one officer turned in his split-dollar life insurance policy for the cash surrender value and paid said amount to the Company.  The other officer reimbursed the Company for all premiums paid on his split-dollar life insurance policy.  The premiums paid during the years ended October 31, 2003 and 2002 were $2,673 and $3,048, respectively.